NAME OF REGISTRANT:
Franklin Templeton Fund Allocator Series
File No. 811-07851

EXHIBIT ITEM No. 77(c): Matters submitted to a vote of security holders


Franklin Templeton Conservative Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton Growth Target Fund


A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007 and May 11, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; to approve amendments to certain of the Franklin Templeton Conservative Target Fund's, Franklin Templeton Moderate Target Fund's and Franklin Templeton Growth Target Fund's (each, a "Fund") fundamental investment restrictions (including several Sub-Proposals); and to approve the elimination of certain of the Funds' fundamental investment restrictions. At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust:
Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, amendments to certain of the Funds' fundamental investment restrictions (including several Sub-Proposals), and the elimination of certain of the Funds' fundamental investment restrictions. No other business was transacted at the meeting.

Proposal 1. The Election of Trustees:

----------------------------------------------------------------------------------------------------------------
                                                    % OF          % OF                        % OF         % OF
                                                 OUTSTANDING     VOTED                     OUTSTANDING    VOTED
NAME                                FOR            SHARES        SHARES      WITHHELD        SHARES       SHARES
----------------------------------------------------------------------------------------------------------------
Harris J. Ashton ..........    656,147,950.156     64.633%      98.373%   10,853,214.851      1.069%      1.627%
Robert F. Carlson .........    656,105,078.791     64.629%      98.366%   10,896,086.216      1.073%      1.634%
Sam Ginn ..................    656,144,152.234     64.633%      98.372%   10,857,012.773      1.069%      1.628%
Edith E. Holiday ..........    656,038,770.213     64.622%      98.356%   10,962,394.794      1.080%      1.644%
Frank W.T. LaHaye .........    655,699,168.411     64.589%      98.306%   11,301,996.596      1.113%      1.694%
Frank A. Olson ............    655,910,551.769     64.610%      98.337%   11,090,613.238      1.092%      1.663%
Larry D. Thompson .........    656,416,757.449     64.659%      98.413%   10,584,407.558      1.043%      1.587%
John B. Wilson ............    656,301,596.063     64.648%      98.396%   10,699,568.944      1.054%      1.604%
Charles B. Johnson ........    655,740,072.084     64.593%      98.312%   11,261,092.923      1.109%      1.688%
Gregory E. Johnson ........    656,125,768.392     64.631%      98.370%   10,875,396.615      1.071%      1.630%


Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
CONSERVATIVE TARGET FUND        SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................     7,833,009.496     35.664%      66.142%
Against ...................       142,698.942      0.650%       1.205%
Abstain ...................       809,020.403      3.684%       6.831%
Broker Non-Votes ..........     3,058,002.000     13.924%      25.822%
----------------------------------------------------------------------
TOTAL .....................    11,842,730.841     53.922%     100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
MODERATE TARGET FUND            SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................    14,216,861.930     34.147%      68.814%
Against ...................       201,540.460      0.484%       0.976%
Abstain ...................     1,034,324.260      2.484%       5.006%
Broker Non-Votes ..........     5,207,088.000     12.506%      25.204%
----------------------------------------------------------------------
TOTAL .....................    20,659,814.650     49.621%     100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
GROWTH TARGET FUND              SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................     9,317,098.765     30.466%      65.812%
Against ...................       130,505.989      0.427%       0.922%
Abstain ...................     1,075,165.170      3.515%       7.594%
Broker Non-Votes ..........     3,634,388.000     11.884%      25.672%
----------------------------------------------------------------------
TOTAL .....................    14,157,157.924     46.292%     100.000%

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes several Sub-Proposals):

(a) To amend the Fund's fundamental investment restriction regarding borrowing:

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
CONSERVATIVE TARGET FUND        SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................     8,427,676.965     38.373%      69.536%
Against ...................       310,906.460      1.416%       2.565%
Abstain ...................       853,611.264      3.886%       7.043%
Broker Non-Votes ..........     2,527,669.000     11.509%      20.856%
----------------------------------------------------------------------
TOTAL .....................    12,119,863.689     55.184%     100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING    VOTED
MODERATE TARGET FUND            SHARES VOTED       SHARES     SHARES
----------------------------------------------------------------------
For .......................    14,173,826.672     34.043%      67.800%
Against ...................       478,375.015      1.149%       2.288%
Abstain ...................     1,058,007.069      2.541%       5.061%
Broker Non-Votes ..........     5,195,288.000     12.478%      24.851%
----------------------------------------------------------------------
TOTAL .....................    20,905,496.756     50.211%     100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING    VOTED
GROWTH TARGET FUND              SHARES VOTED       SHARES     SHARES
----------------------------------------------------------------------
For .......................    10,448,294.224     34.165%      67.154%
Against ...................       418,606.952      1.368%       2.691%
Abstain ...................     1,420,830.592      4.646%       9.132%
Broker Non-Votes ..........     3,270,919.000     10.696%      21.023%
----------------------------------------------------------------------
TOTAL .....................    15,558,650.768     50.875%     100.000%

(b) To amend the Fund's fundamental investment restriction regarding underwriting:

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING    VOTED
CONSERVATIVE TARGET FUND        SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................     8,470,212.630     38.567%      69.887%
Against ...................       256,417.410      1.167%       2.116%
Abstain ...................       865,564.649      3.941%       7.141%
Broker Non-Votes ..........     2,527,669.000     11.509%      20.856%
----------------------------------------------------------------------
TOTAL .....................    12,119,863.689     55.184%     100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING    VOTED
MODERATE TARGET FUND             SHARES VOTED      SHARES      SHARES
----------------------------------------------------------------------
For .......................    14,273,415.377     34.282%      68.276%
Against ...................       377,397.368      0.906%       1.805%
Abstain ...................     1,059,396.011      2.545%       5.068%
Broker Non-Votes ..........     5,195,288.000     12.478%      24.851%
----------------------------------------------------------------------
TOTAL .....................    20,905,496.756     50.211%     100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
GROWTH TARGET FUND              SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................    10,520,910.571     34.402%      67.621%
Against ...................       349,476.734      1.143%       2.246%
Abstain ...................     1,417,344.463      4.634%       9.110%
Broker Non-Votes ..........     3,270,919.000     10.696%      21.023%
----------------------------------------------------------------------
TOTAL                          15,558,650.768     50.875%     100.000%

(c) To amend the Fund's fundamental investment restriction regarding lending:

----------------------------------------------------------------------
                                                    % OF        % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
CONSERVATIVE TARGET FUND        SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................     8,423,067.679     38.352%      69.498%
Against ...................       303,323.378      1.381%       2.503%
Abstain ...................       865,803.632      3.942%       7.143%
Broker Non-Votes ..........     2,527,669.000     11.509%      20.856%
----------------------------------------------------------------------
TOTAL .....................    12,119,863.689     55.184%     100.000%

----------------------------------------------------------------------
                                                    % OF        % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
MODERATE TARGET FUND            SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................    14,181,427.591     34.061%      67.836%
Against ...................       444,448.573      1.067%       2.126%
Abstain ...................     1,084,332.592      2.605%       5.187%
Broker Non-Votes ..........     5,195,288.000     12.478%      24.851%
----------------------------------------------------------------------
TOTAL .....................    20,905,496.756     50.211%     100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
GROWTH TARGET FUND              SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................    10,465,648.697     34.221%      67.266%
Against ...................       408,673.699      1.337%       2.626%
Abstain ...................     1,413,409.372      4.621%       9.085%
Broker Non-Votes ..........     3,270,919.000     10.696%      21.023%
----------------------------------------------------------------------
TOTAL .....................    15,558,650.768     50.875%     100.000%


(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
CONSERVATIVE TARGET FUND        SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................     8,482,517.368      38.623%     69.988%
Against ...................       252,944.937       1.151%      2.087%
Abstain ...................       856,732.384       3.901%      7.069%
Broker Non-Votes ..........     2,527,669.000      11.509%     20.856%
----------------------------------------------------------------------
TOTAL .....................    12,119,863.689      55.184%    100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
MODERATE TARGET FUND            SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................    14,110,459.763      33.890%     67.497%
Against ...................       529,804.989       1.273%      2.535%
Abstain ...................     1,069,944.004       2.570%      5.117%
Broker Non-Votes ..........     5,195,288.000      12.478%     24.851%
----------------------------------------------------------------------
TOTAL .....................    20,905,496.756      50.211%    100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
GROWTH TARGET FUND              SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................    10,511,409.762      34.371%     67.560%
Against ...................       361,793.548       1.183%      2.325%
Abstain ...................     1,414,528.458       4.625%      9.092%
Broker Non-Votes ..........     3,270,919.000      10.696%     21.023%
----------------------------------------------------------------------
TOTAL .....................    15,558,650.768      50.875%    100.000%

(e) To amend the Fund's fundamental investment restriction regarding investments in commodities:

----------------------------------------------------------------------
                                                    % OF        % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
CONSERVATIVE TARGET FUND        SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................     8,475,813.928      38.592%     69.933%
Against ...................       257,299.760       1.172%      2.123%
Abstain ...................       859,081.001       3.911%      7.088%
Broker Non-Votes ..........     2,527,669.000      11.509%     20.856%
----------------------------------------------------------------------
TOTAL .....................    12,119,863.689      55.184%    100.000%


----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
MODERATE TARGET FUND           SHARES VOTED        SHARES      SHARES
----------------------------------------------------------------------
For .......................   14,014,926.144      33.661%      67.040%
Against ...................      621,455.483       1.493%       2.973%
Abstain ...................    1,073,827.129       2.579%       5.136%
Broker Non-Votes ..........    5,195,288.000      12.478%      24.851%
----------------------------------------------------------------------
TOTAL .....................   20,905,496.756      50.211%     100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
GROWTH TARGET FUND             SHARES VOTED       SHARES       SHARES
----------------------------------------------------------------------
For .......................   10,468,200.763      34.230%      67.282%
Against ...................      386,664.707       1.264%       2.485%
Abstain ...................    1,432,866.298       4.685%       9.210%
Broker Non-Votes ..........    3,270,919.000      10.696%      21.023%
----------------------------------------------------------------------
TOTAL .....................   15,558,650.768      50.875%     100.000%

(f) To amend the Fund's fundamental investment restriction regarding issuing senior securities:

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
CONSERVATIVE TARGET FUND       SHARES VOTED       SHARES       SHARES
----------------------------------------------------------------------
For .......................    8,520,698.715      38.796%      70.303%
Against ...................      238,421.194       1.086%       1.967%
Abstain ...................      833,074.780       3.793%       6.874%
Broker Non-Votes ..........    2,527,669.000      11.509%      20.856%
----------------------------------------------------------------------
TOTAL .....................   12,119,863.689      55.184%     100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
MODERATE TARGET FUND           SHARES VOTED       SHARES       SHARES
----------------------------------------------------------------------
For .......................   14,263,351.797      34.258%      68.228%
Against ...................      354,999.004       0.852%       1.698%
Abstain ...................    1,091,857.955       2.623%       5.223%
Broker Non-Votes ..........    5,195,288.000      12.478%      24.851%
----------------------------------------------------------------------
TOTAL .....................   20,905,496.756      50.211%     100.000%


----------------------------------------------------------------------
                                                   % OF          % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
GROWTH TARGET FUND             SHARES VOTED       SHARES       SHARES
----------------------------------------------------------------------
For .......................   10,592,885.333      34.637%      68.084%
Against ...................      263,749.520       0.863%       1.695%
Abstain ...................    1,431,096.915       4.679%       9.198%
Broker Non-Votes ..........    3,270,919.000      10.696%      21.023%
----------------------------------------------------------------------
TOTAL .....................   15,558,650.768      50.875%     100.000%

(g) To amend the Fund's fundamental investment restriction regarding industry concentration:

----------------------------------------------------------------------
                                                   % OF          % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
CONSERVATIVE TARGET FUND       SHARES VOTED       SHARES       SHARES
----------------------------------------------------------------------
For .......................    8,453,136.667      38.489%      69.746%
Against ...................      274,640.936       1.250%       2.266%
Abstain ...................      864,417.086       3.936%       7.132%
Broker Non-Votes ..........    2,527,669.000      11.509%      20.856%
----------------------------------------------------------------------
TOTAL .....................   12,119,863.689      55.184%     100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
MODERATE TARGET FUND           SHARES VOTED       SHARES       SHARES
----------------------------------------------------------------------
For .......................   14,199,085.580      34.103%      67.921%
Against ...................      450,825.246       1.083%       2.157%
Abstain ...................    1,060,297.930       2.547%       5.071%
Broker Non-Votes ..........    5,195,288.000      12.478%      24.851%
----------------------------------------------------------------------
TOTAL .....................   20,905,496.756      50.211%     100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
GROWTH TARGET FUND             SHARES VOTED       SHARES       SHARES
----------------------------------------------------------------------
For .......................   10,466,364.418      34.224%      67.271%
Against ...................      395,237.546       1.292%       2.541%
Abstain ...................    1,426,129.804       4.663%       9.165%
Broker Non-Votes ..........    3,270,919.000      10.696%      21.023%
----------------------------------------------------------------------
TOTAL .....................   15,558,650.768      50.875%     100.000%


Proposal 4. To approve the elimination of certain of the Funds' fundamental investment restrictions:

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
CONSERVATIVE TARGET FUND        SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................    8,494,692.999      38.678%      70.089%
Against ...................      249,145.244       1.134%       2.056%
Abstain ...................      848,356.446       3.863%       6.999%
Broker Non-Votes ..........    2,527,669.000      11.509%      20.856%
----------------------------------------------------------------------
TOTAL .....................   12,119,863.689      55.184%     100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
MODERATE TARGET FUND            SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................   14,275,265.769      34.286%      68.285%
Against ...................      422,197.229       1.014%       2.019%
Abstain ...................    1,012,745.758       2.433%       4.845%
Broker Non-Votes ..........    5,195,288.000      12.478%      24.851%
----------------------------------------------------------------------
TOTAL .....................   20,905,496.756      50.211%     100.000%

----------------------------------------------------------------------
                                                   % OF         % OF
FRANKLIN TEMPLETON                              OUTSTANDING     VOTED
GROWTH TARGET FUND              SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................   10,572,831.237      34.572%      67.955%
Against ...................      292,830.011       0.957%       1.882%
Abstain ...................    1,422,070.520       4.650%       9.140%
Broker Non-Votes ..........    3,270,919.000      10.696%      21.023%
----------------------------------------------------------------------
TOTAL .....................   15,558,650.768      50.875%     100.000%





Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund


A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007, May 11, 2007 and May 18, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust and to approve amendments to certain of the Trust's fundamental investment restrictions (including several Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the
Trust: Harris J. Ashton, Robert F. Carlson, Sam L.Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust, and amendments to certain of the Trust's fundamental investment restrictions (including three (3) Sub-Proposals). No other business was transacted at the meeting.

The results of the voting at the meeting are as follows:

Proposal 1. The Election of Trustees:

---------------------------------------------------------------------------------------------------------------------
                                                           % OF        % OF                          % OF       % OF
                                                       OUTSTANDING     VOTED                     OUTSTANDING    VOTED
NAME                                       FOR            SHARES      SHARES       WITHHELD         SHARES     SHARES
---------------------------------------------------------------------------------------------------------------------
Harris J. Ashton .................   656,147,950.156     64.633%      98.373%   10,853,214.851      1.069%     1.627%
Robert F. Carlson ................   656,105,078.791     64.629%      98.366%   10,896,086.216      1.073%     1.634%
Sam L. Ginn ......................   656,144,152.234     64.633%      98.372%   10,857,012.773      1.069%     1.628%
Edith E. Holiday .................   656,038,770.213     64.622%      98.356%   10,962,394.794      1.080%     1.644%
Frank W.T. LaHaye ................   655,699,168.411     64.589%      98.306%   11,301,996.596      1.113%     1.694%
Frank A. Olson ...................   655,910,551.769     64.610%      98.337%   11,090,613.238      1.092%     1.663%
Larry D. Thompson ................   656,416,757.449     64.659%      98.413%   10,584,407.558      1.043%     1.587%
John B. Wilson ...................   656,301,596.063     64.648%      98.396%   10,699,568.944      1.054%     1.604%
Charles B. Johnson ...............   655,740,072.084     64.593%      98.312%   11,261,092.923      1.109%     1.688%
Gregory E. Johnson ...............   656,125,768.392     64.631%      98.370%   10,875,396.615      1.071%     1.630%

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

-----------------------------------------------------------------------------
FRANKLIN TEMPLETON                                         % OF        % OF
COREFOLIO ALLOCATION                                   OUTSTANDING     VOTED
FUND                                   SHARES VOTED       SHARES      SHARES
-----------------------------------------------------------------------------
For ..............................    20,229,395.615     40.140%      62.397%
Against ..........................       369,836.920      0.734%       1.140%
Abstain ..........................     1,086,823.948      2.156%       3.353%
Broker Non-Votes .................    10,734,547.000     21.300%      33.110%
-----------------------------------------------------------------------------
TOTAL ............................    32,420,603.483     64.330%     100.000%
-----------------------------------------------------------------------------

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                 % OF         % OF
FOUNDING FUNDS                                  OUTSTANDING     VOTED
ALLOCATION FUND                 SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   318,539,990.405     37.490%      55.473%
Against ...................     6,626,577.625      0.780%       1.154%
Abstain ...................    17,122,669.547      2.015%       2.982%
Broker Non-Votes ..........   231,933,708.000     27.297%      40.391%
----------------------------------------------------------------------
TOTAL .....................   574,222,945.577     67.582%     100.000%
----------------------------------------------------------------------

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                 % OF         % OF
COREFOLIO ALLOCATION                            OUTSTANDING     VOTED
FUND                            SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................     8,740,871.293     42.852%      66.391%
Against ...................       173,627.559      0.851%       1.319%
Abstain ...................       492,306.374      2.414%       3.739%
Broker Non-Votes ..........     3,758,893.000     18.428%      28.551%
----------------------------------------------------------------------
TOTAL .....................    13,165,698.871     64.545%     100.000%
----------------------------------------------------------------------

Proposal 3. To approve amendments to certain of the Trust's fundamental investment restrictions (includes three (3) Sub-Proposals):

(a) To amend the Trust's fundamental investment restriction regarding lending:

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                 % OF         % OF
COREFOLIO ALLOCATION                            OUTSTANDING     VOTED
FUND                            SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................    23,312,361.074     46.257%      67.826%
Against ...................     1,151,897.671      2.286%       3.351%
Abstain ...................     1,469,632.584      2.916%       4.276%
Broker Non-Votes ..........     8,437,158.000     16.741%      24.547%
----------------------------------------------------------------------
TOTAL .....................    34,371,049.329     68.200%     100.000%
----------------------------------------------------------------------

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                 % OF         % OF
FOUNDING FUNDS                                  OUTSTANDING     VOTED
ALLOCATION FUND                 SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   398,075,993.207     46.851%      65.211%
Against ...................    13,155,747.015      1.548%       2.155%
Abstain ...................    29,648,148.929      3.489%       4.857%
Broker Non-Votes ..........   169,561,619.000     19.956%      27.777%
----------------------------------------------------------------------
TOTAL .....................   610,441,508.151     71.844%     100.000%
----------------------------------------------------------------------

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                 % OF         % OF
PERSPECTIVES ALLOCATION                         OUTSTANDING     VOTED
FUND                            SHARES VOTED       SHARES       SHARES
----------------------------------------------------------------------
For .......................     8,882,198.927     43.545%      68.045%
Against ...................       463,641.829      2.273%       3.552%
Abstain ...................       587,844.115      2.882%       4.503%
Broker Non-Votes ..........     3,119,702.000     15.294%      23.900%
----------------------------------------------------------------------
TOTAL .....................    13,053,386.871     63.994%     100.000%
----------------------------------------------------------------------

(b) To amend the Trust's fundamental investment restriction regarding investments in real estate:

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                 % OF         % OF
COREFOLIO ALLOCATION                            OUTSTANDING     VOTED
FUND                            SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................    23,258,271.426     46.150%      67.668%
Against ...................     1,174,599.715      2.330%       3.418%
Abstain ...................     1,501,020.188      2.979%       4.367%
Broker Non-Votes ..........     8,437,158.000     16.741%      24.547%
----------------------------------------------------------------------
TOTAL .....................    34,371,049.329     68.200%     100.000%
----------------------------------------------------------------------

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                 % OF         % OF
FOUNDING FUNDS                                  OUTSTANDING     VOTED
ALLOCATION FUND                 SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   399,507,546.670     47.019%      65.446%
Against ...................    12,007,070.479      1.413%       1.967%
Abstain ...................    29,365,272.002      3.456%       4.810%
Broker Non-Votes ..........   169,561,619.000     19.956%      27.777%
----------------------------------------------------------------------
TOTAL .....................   610,441,508.151     71.844%     100.000%
----------------------------------------------------------------------

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                 % OF         % OF
PERSPECTIVES ALLOCATION                         OUTSTANDING     VOTED
FUND                            SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................     8,898,845.874     43.627%      68.173%
Against ...................       487,837.655      2.391%       3.736%
Abstain ...................       547,001.342      2.682%       4.191%
Broker Non-Votes ..........     3,119,702.000     15.294%      23.900%
----------------------------------------------------------------------
TOTAL .....................    13,053,386.871     63.994%     100.000%
----------------------------------------------------------------------

Proposal 3. To approve amendments to certain of the Trust's fundamental investment restrictions (includes three (3) Sub-Proposals): (CONTINUED)

(c) To amend the Trust's fundamental investment restriction regarding investments in commodities:

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                 % OF         % OF
COREFOLIO ALLOCATION                            OUTSTANDING    VOTED
FUND                            SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................    23,258,271.426     46.150%      67.668%
Against ...................     1,174,599.715      2.330%       3.418%
Abstain ...................     1,501,020.188      2.979%       4.367%
Broker Non-Votes ..........     8,437,158.000     16.741%      24.547%
----------------------------------------------------------------------
TOTAL .....................    34,371,049.329     68.200%     100.000%
----------------------------------------------------------------------

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                 % OF         % OF
FOUNDING FUNDS                                  OUTSTANDING    VOTED
ALLOCATION FUND                 SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................   397,309,212.194     46.760%      65.086%
Against ...................    13,871,331.015      1.633%       2.271%
Abstain ...................    29,699,345.942      3.495%       4.866%
Broker Non-Votes ..........   169,561,619.000     19.956%      27.777%
----------------------------------------------------------------------
TOTAL .....................   610,441,508.151     71.844%     100.000%
----------------------------------------------------------------------

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                 % OF         % OF
PERSPECTIVES ALLOCATION                         OUTSTANDING    VOTED
FUND                            SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................     8,845,350.720     43.364%      67.763%
Against ...................       518,653.039      2.543%       3.972%
Abstain ...................       569,681.112      2.793%       4.365%
Broker Non-Votes ..........     3,119,702.000     15.294%      23.900%
----------------------------------------------------------------------
TOTAL .....................    13,053,386.871     63.994%     100.000%
----------------------------------------------------------------------



Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund


A Special Meeting of Shareholders of the Trust was held at the Trust's offices, One Franklin Parkway, San Mateo, California on March 21, 2007 and reconvened on April 11, 2007. The purpose of the meeting was to elect Trustees of the Trust and to vote on the following Proposals and Sub-Proposals: to approve an Amended and Restated Agreement and Declaration of Trust; and to approve amendments to certain of the Franklin Templeton 2015 Retirement Target Fund's, Franklin Templeton 2025 Retirement Target Fund's, Franklin Templeton 2035 Retirement Target Fund's and Franklin Templeton 2045 Retirement Target Fund's (each, a "Fund") fundamental investment restrictions (including two (2) Sub-Proposals). At the meeting, the following persons were elected by the shareholders to serve as Independent Trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W. T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson. Charles B. Johnson and Gregory E. Johnson were elected by the shareholders to serve as Interested Trustees. Shareholders also approved the Amended and Restated Agreement and Declaration of Trust and amendments to certain of the Funds' fundamental investment restrictions (including two (2) Sub-Proposals).

Proposal 1. The Election of Trustees:

----------------------------------------------------------------------------------------------------------------
                                                    % OF          % OF                        % OF         % OF
                                                 OUTSTANDING     VOTED                     OUTSTANDING     VOTED
NAME                                FOR            SHARES        SHARES      WITHHELD         SHARES      SHARES
----------------------------------------------------------------------------------------------------------------
Harris J. Ashton ...........   656,147,950.156      64.633%     98.373%   10,853,214.851      1.069%      1.627%
Robert F. Carlson ..........   656,105,078.791      64.629%     98.366%   10,896,086.216      1.073%      1.634%
Sam Ginn ...................   656,144,152.234      64.633%     98.372%   10,857,012.773      1.069%      1.628%
Edith E. Holiday ...........   656,038,770.213      64.622%     98.356%   10,962,394.794      1.080%      1.644%
Frank W.T. LaHaye ..........   655,699,168.411      64.589%     98.306%   11,301,996.596      1.113%      1.694%
Frank A. Olson .............   655,910,551.769      64.610%     98.337%   11,090,613.238      1.092%      1.663%
Larry D. Thompson ..........   656,416,757.449      64.659%     98.413%   10,584,407.558      1.043%      1.587%
John B. Wilson .............   656,301,596.063      64.648%     98.396%   10,699,568.944      1.054%      1.604%
Charles B. Johnson .........   655,740,072.084      64.593%     98.312%   11,261,092.923      1.109%      1.688%
Gregory E. Johnson .........   656,125,768.392      64.631%     98.370%   10,875,396.615      1.071%      1.630%

Proposal 2. To approve an Amended and Restated Agreement and Declaration of
Trust:

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                  % OF        % OF
2015 RETIREMENT                                 OUTSTANDING     VOTED
TARGET FUND                     SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................       122,403.943        89.781%   93.657%
Against ...................            55.524         0.040%    0.043%
Abstain ...................                --            --        --
Broker Non-Votes ..........         8,234.000         6.039%    6.300%
----------------------------------------------------------------------
TOTAL .....................       130,693.467        95.860%  100.000%


----------------------------------------------------------------------
FRANKLIN TEMPLETON                                 % OF         % OF
2025 RETIREMENT                                 OUTSTANDING     VOTED
TARGET FUND                     SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................       127,008.652        74.657%   76.481%
Against ...................                --            --        --
Abstain ...................                --            --        --
Broker Non-Votes ..........        39,056.000        22.957%   23.519%
----------------------------------------------------------------------
TOTAL .....................       166,064.652        97.614%  100.000%

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                  % OF        % OF
2035 RETIREMENT                                 OUTSTANDING     VOTED
TARGET FUND                     SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................       119,643.779        97.605%   99.203%
Against ...................                --            --        --
Abstain ...................                --            --        --
Broker Non-Votes ..........           961.000         0.784%    0.797%
----------------------------------------------------------------------
TOTAL .....................       120,604.779        98.389%  100.000%

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                 % OF         % OF
2045 RETIREMENT                                 OUTSTANDING     VOTED
TARGET FUND                     SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................       109,974.408        94.598%   95.754%
Against ...................                --            --        --
Abstain ...................                --            --        --
Broker Non-Votes ..........         4,877.000         4.195%    4.246%
----------------------------------------------------------------------
TOTAL .....................       114,851.408        98.793   100.000%

Proposal 3. To approve amendments to certain of the Funds' fundamental investment restrictions (includes two (2) Sub-Proposals):

(c) To amend the Fund's fundamental investment restriction regarding lending:

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                  % OF        % OF
2015 RETIREMENT                                 OUTSTANDING     VOTED
TARGET FUND                     SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................       122,403.943        89.781%   93.658%
Against ...................                --            --        --
Abstain ...................            55.524         0.040%    0.042%
Broker Non-Votes ..........         8,234.000         6.039%    6.300%
----------------------------------------------------------------------
TOTAL .....................       130,693.467        95.860%  100.000%


----------------------------------------------------------------------
FRANKLIN TEMPLETON                                  % OF        % OF
2025 RETIREMENT                                 OUTSTANDING     VOTED
TARGET FUND                     SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................       127,008.652        74.657%   76.481%
Against ...................                --            --        --
Abstain ...................                --            --        --
Broker Non-Votes ..........        39,056.000        22.957%   23.519%
----------------------------------------------------------------------
TOTAL .....................       166,064.652        97.614%  100.000%

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                  % OF        % OF
2035 RETIREMENT                                 OUTSTANDING     VOTED
TARGET FUND                     SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................       119,643.779        97.605%   99.203%
Against ...................                --            --        --
Abstain ...................                --            --        --
Broker Non-Votes ..........           961.000         0.784%    0.797%
----------------------------------------------------------------------
TOTAL .....................       120,604.779        98.389%  100.000%

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                  % OF        % OF
2045 RETIREMENT                                 OUTSTANDING     VOTED
TARGET FUND                     SHARES VOTED      SHARES       SHARES
----------------------------------------------------------------------
For .......................       109,770.013        94.422%   95.576%
Against ...................           204.395         0.176%    0.178%
Abstain ...................                --            --        --
Broker Non-Votes ..........         4,877.000         4.195%    4.246%
----------------------------------------------------------------------
TOTAL .....................       114,851.408        98.793%  100.000%

(d) To amend the Fund's fundamental investment restriction regarding investments in real estate:

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                  % OF        % OF
2015 RETIREMENT                                 OUTSTANDING     VOTED
TARGET FUND                     SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................       122,403.943        89.781%   93.657%
Against ...................            55.524         0.040%    0.043%
Abstain ...................                --            --        --
Broker Non-Votes ..........         8,234.000         6.039%    6.300%
----------------------------------------------------------------------
TOTAL .....................       130,693.467        95.860%  100.000%


----------------------------------------------------------------------
FRANKLIN TEMPLETON                                  % OF        % OF
2025 RETIREMENT                                 OUTSTANDING     VOTED
TARGET FUND                     SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................       127,008.652        74.657%   76.481%
Against ...................                --            --        --
Abstain ...................                --            --        --
Broker Non-Votes ..........        39,056.000        22.957%   23.519%
----------------------------------------------------------------------
TOTAL .....................       166,064.652        97.614%  100.000%

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                  % OF        % OF
2035 RETIREMENT                                 OUTSTANDING     VOTED
TARGET FUND                     SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................       119,643.779        97.605%   99.203%
Against ...................                --            --        --
Abstain ...................                --            --        --
Broker Non-Votes ..........           961.000         0.784%    0.797%
----------------------------------------------------------------------
TOTAL .....................       120,604.779        98.389%  100.000%

----------------------------------------------------------------------
FRANKLIN TEMPLETON                                  % OF        % OF
2045 RETIREMENT                                 OUTSTANDING     VOTED
TARGET FUND                     SHARES VOTED       SHARES      SHARES
----------------------------------------------------------------------
For .......................       109,974.408        94.598%   95.754%
Against ...................                --            --        --
Abstain ...................                --            --        --
Broker Non-Votes ..........         4,877.000         4.195%    4.246%
----------------------------------------------------------------------
TOTAL .....................       114,851.408        98.793%  100.000%